EXHIBIT 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-
89930, 33-62386, 33-42759 and 33-22977.

                               ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
June 29, 1998